UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 22, 2003

                                   QT 5, INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                     0-25022                72-7148906
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                       5655 LINDERO CANYON ROAD, SUITE 120
                       WESTLAKE VILLAGE, CALIFORNIA 91362
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (818) 338-1510


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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FORWARD LOOKING STATEMENTS

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.



ITEM  5.          OTHER EVENTS AND REGULATION FD DISCLOSURE.

         $2.0 MILLION FINANCING
         ----------------------

On August 26, 2003, the Registrant issued a press release announcing a financing of $2.0 million to further support the nationwide rollout of its NICOWater(TM) product. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION Not applicable.

         (c)      EXHIBITS

                  Exh. No.     Description

                  99.1         Press Release dated August 26, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 26, 2003                               QT 5, INC.

                                                     By: /s/ Timothy J. Owens
                                                        -----------------------
                                                        Timothy J. Owens
                                                        Chief Executive Officer

                         EXHIBITS FILED WITH THIS REPORT

Exh. No.    Description
--------    -----------

99.1        Press Release dated August 26, 2003